                                                                   EXHIBIT 10.39

NEITHER THIS NOTE NOR ANY SECURITIES WHICH MAY BE ISSUED UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR OTHERWISE QUALIFIED UNDER ANY STATE SECURITIES LAW. NEITHER THIS NOTE NOR ANY SUCH SECURITIES MAY BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND REGISTRATION OR OTHER QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR OTHER QUALIFICATION IS NOT REQUIRED.

                                 DOVEBID, INC.

                   CONVERTIBLE SUBORDINATED PROMISSORY NOTE

NLG 1,265,000.00                                             Dated July 18, 2000

     DoveBid, Inc., a Delaware corporation (the "Company"), with offices at 1241 East Hillsdale Blvd., Foster City, CA 94404, for value received, promises to pay to the order of Chalud Holding B.V. ("Payee"), or Payee's permitted assigns (the "Noteholder") at such address as the Noteholder may designate, One Million, Two Hundred Sixty-Five Thousand Dollars Dutch Guilders (NLG 1,265,000.00), plus simple interest thereon calculated from the date hereof until paid at an annual rate equal to the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, as of the date hereof, compounded annually. Principal and accrued interest will be due and payable in lawful money of the Netherlands in full on the three-year anniversary of the date of this Note (the "Maturity Date"), unless this Note shall have been previously converted pursuant to Section 2 below, in which case all outstanding principal under this Note and all accrued interest thereon shall be satisfied in full by virtue of such conversion and the issuance and delivery of fully paid and non-assessable shares of Conversion Stock to the holder of this Note as set forth in
Section 2 below. Payments by the Company shall be applied first to any and all accrued interest through the payment date and second to the principal remaining due hereunder.

     Company will be deemed to be in default under this Note and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of Payee, upon the occurrence of any of the following events: (a) upon Company's failure to make any payment when due under this Note; (b) upon the filing by or against Company of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; provided, however, with respect to an involuntary petition in bankruptcy, such petition has not been dismissed within 30 days after the filing of such petition; (c) upon the execution by Company of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Company's assets or property; or (d) upon any breach by the Company of that certain Stock Purchase Agreement dated July 18, 2000 and entered into by and among the Company, C.L. Van

Beusekom B.V., Payee and the other parties named therein, provided that such breach is not cured within fifteen days after receipt by the Company of written notice of such breach from the Payee.

     The following is a statement of the rights of the holder of this Note and the conditions to which this Note is subject, and to which the holder hereof, by the acceptance of this Note, agrees:

     1.   Definitions.  As used in this Note, the following terms, unless the
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context otherwise requires, have the following meanings:

          1.1 "Company" includes any corporation or other entity which succeeds to or assume the obligations of the Company under this Note.

          1.2 "Conversion Stock" shall mean shares of Common Stock of the Company of the same class of common stock that is registered by the Company pursuant to an Initial Public Offering.

          1.3 "Conversion Price" shall mean the price per share that is the exact middle of the price range stated in the Company's final amended registration statement on Form S-1, Form SB-1 or Form SB-2 or a similar successor form pertaining to an Initial Public Offering that closes on before the Maturity Date. No conversion shall occur and there is therefore no Conversion Price with respect to an Initial Public Offering that closes after the Maturity Date.

          1.4 "Noteholder," "holder," or similar terms, when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

          1.5 "Initial Public Offering" shall mean the closing of a sale of Common Stock pursuant to a registration statement on Form S-1, Form SB-1 or SB-2 (or any similar or successor form) filed under the Securities Act, for an underwritten initial public offering.

          1.6 "Securities Act" shall mean the United States Securities Act of 1993, as amended.

          1.7 "Subordination Agreement" shall mean the Subordination Agreement attached hereto as Annex A and incorporated by reference herein.
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     2.   Conversion.
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          2.1  Mandatory Conversion.  This Note and all of the outstanding
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principal and accrued and unpaid interest on and under this Note shall be converted into Conversion Stock at the Conversion Price immediately prior to the first closing of an Initial Public Offering before the Maturity Date. For informational purposes, the Company shall provide Noteholder with written notice (at the most recent address for Noteholder provided to the Company by Noteholder in writing) (i) within seven days after it files with the United States Securities and Exchange Commission (the "SEC") any registration statement on Form S-1, Form SB-1 or Form SB-2 (or any similar or successor form) for an Initial Public Offering, and (ii) reasonably promptly following the closing of an Initial Public Offering. Conversion as described in this

Section 2.1 shall occur only upon the closing of an Initial Public Offering, provided that (i) upon the closing of an Initial Public Offering, the conversion shall be deemed to have occurred immediately prior to the first closing of such Initial Public Offering, and (ii) as a condition precedent or condition subsequent to conversion (the election between which type of condition shall be at the Company's sole election in the Company's sole discretion), Noteholder must surrender this Note for conversion at the principal office of the Company. Incident to any conversion, the Conversion Stock will have those rights and privileges, and be subject to those restrictions, of the shares of Common Stock as set forth in the Company's Certificate of Incorporation, and Noteholder will receive the rights and be subject to the obligations applicable to the purchasers of Common Stock, provided that the sale restriction specified in
Section 5.4 below shall apply to the Conversion Stock. This Note shall not be convertible and shall not be converted into Conversion Stock if there is not an Initial Public Offering on or before the Maturity Date.

          2.2  No Fractional Shares.  No fractional shares will be issued on
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conversion of this Note. If, on any conversion of this Note, a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Conversion Price.

          2.3  Reservation of Stock.  Prior to any conversion of this Note
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pursuant to Section 2.1 above, the Company will take such corporate action and obtain such government consents and approvals as may, in the reasonable opinion of its counsel, be necessary to authorize the issuance of a sufficient number of shares of Conversion Stock into which this Note is to convert pursuant to
Section 2.1 above.

          2.4  Fully Paid Shares; Certificates.  All shares of Conversion Stock
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issued upon the conversion of this Note shall be validly issued, fully paid and non-assessable. The certificates representing the shares of Conversion Stock issued upon conversion hereof shall be delivered to the holder against surrender of this Note. The holder, by accepting this Note, undertakes and agrees to accept such shares of Conversion Stock in full satisfaction of the outstanding principal and accrued interest thereon in accordance with the terms of this Note. Anything to the contrary in this Note notwithstanding, the Company's obligation to issue shares of Conversion Stock to any holder of this Note is expressly conditioned upon compliance of such issuance with applicable federal and state securities laws without registration or other qualification thereunder.

          2.5  No Rights or Liabilities as Shareholders.  This Note does not by
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itself entitle the Noteholder to any voting rights or other rights as a shareholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the holder shall cause such holder to be a shareholder of the Company for any purpose by virtue hereof.

          2.6  No Other Conversion.  The conversion described in this Section 2
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shall constitute the sole methods by which this Note will convert.

     3.   Subordination.  This Note and the indebtedness evidenced by this Note
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are subordinated to the prior payment in full of all or substantially all other indebtedness of the Company pursuant to the terms of a Subordination Agreement in the form attached hereto as Annex A and incorporated herein by reference.
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     4.   Prepayment.  This Note may be prepaid, in its entirety (including the
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principal sum and interest accrued to the date of payment) without penalty or premium at any time; provided that prepayment cannot take place after the Company has filed with the SEC a registration statement on Form S-1, Form SB-1 or Form SB-2 (or any similar or successor form) for an Initial Public Offering and for so long as any such registration statement remains pending.

     5.   Restrictions on Transfers.
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          5.1  No Transfers Unless Registered or Exempt.  Noteholder understands
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that Noteholder may not transfer any shares of Conversion Stock unless such shares are registered under the Securities Act and qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Noteholder acknowledges that the Company's registration statement on Form S-1, that was previously filed with the SEC on March 10, 2000, has been withdrawn prior to becoming effective and that the shares of Conversion Stock issuable upon conversion of this Note will not be registered under the Securities Act. Noteholder further acknowledges that it will have no rights under Section 11 of the Securities Act with respect to the issuance of the Conversion Stock upon conversion of this Note. Noteholder understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Conversion Stock. Noteholder has also been advised that exemptions from registration and qualification may not be available or may not permit Noteholder to transfer all or any of the Conversion Stock in the amounts or at the times proposed by Noteholder.

          5.2  Rule 144.  In addition, Noteholder has been advised that SEC Rule
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144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Conversion Stock and, in any event, requires that the Conversion Stock be held (or deemed held pursuant to Rule 144(d)(3)) for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for
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(within the meaning of Rule 144), before they may be resold under Rule 144. Noteholder understands that Rule 144 may indefinitely restrict transfer of the Conversion Stock so long as Noteholder becomes and remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule
144) is not publicly available.

          5.3  Disposition of Conversion Stock.  Noteholder hereby agrees that
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Noteholder will make no disposition of the Conversion Stock (other than as permitted by this Agreement) unless and until Noteholder has complied with all requirements of this Note applicable to the disposition of the Conversion Stock (including the restrictions on transfer), and Noteholder has provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Conversion Stock under the Securities Act or applicable state securities laws, or (ii) all appropriate actions necessary for compliance with the registration requirements of the

Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) and applicable state securities laws has been taken.

          5.4  Restriction on Transfer and Sale.  Noteholder shall not transfer,
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assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Conversion Stock, except as permitted by this Agreement. Upon and following any conversion of this Note, no holder of any Conversion Stock shall effect any sale or distribution of any of the Conversion Stock (which shall include any and all voting securities received by such holder as or in connection with a stock dividend, stock split or other recapitalization or similar distribution on or in respect of the Conversion Stock) or any of the Company's other equity securities, or any securities convertible into or exchangeable for such securities, during the period beginning on the effective date of a registration statement of the Company filed under the Securities Act and ending 180 days after such effective date. The certificate(s) representing the shares of Conversion Stock issued upon the conversion of this Note shall be legended to reflect such restrictions on sale.

          5.5  Legends.  Noteholder understands and agrees that the Company will
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place appropriate legends on any stock certificate(s) evidencing the Conversion Stock that may be required by state or federal securities laws, the Company's of Incorporation or Bylaws, this Note any other agreement. Noteholder agrees that, to ensure compliance with the restrictions imposed by this Note, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required (i) to transfer on its books any Conversion Stock that have been sold or otherwise transferred in violation of any of the provisions of this Note, or
(ii) to treat as owner of such Conversion Stock, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Conversion Stock have been so transferred.

          5.6  Disclosure.  The Company agrees, for a period of two years
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following the date of this Agreement, to use reasonable commercial efforts to:

               (a) make and keep public information available within the meaning of Rule 144(c) of the Securities Act at all times after ninety (90) days after the closing of the Initial Public Offering; and

               (b) file with the SEC in a timely manner all reports and other material documents required of the Company under the Securities Act and the United States Securities Exchange Act of 1934, as amended (the "Exchange Act").

          The Company shall furnish to Noteholder so long as Noteholder owns any Conversion Stock promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC, and (iii) such other information as may be reasonably requested in availing any Noteholder of any rule or regulation of the SEC that permits the selling of such securities without registration.

     6.   Usury Savings Clause.  The Company and the Noteholder intend to comply
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at all times with applicable usury laws. If at any time such laws would render usurious any amounts due under this Note under applicable law, then it is the Company's and the Noteholder's express intention that the Company not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this Section 6 shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the principal balance of this Note (or, if this Note has been fully paid, refunded by the Noteholder to the Company), and the provisions hereof shall immediately be reformed and the amounts thereafter decreased, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

     7.   General Provisions.
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          7.1  Notices.  All notices and other communications required or
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permitted hereunder shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered by depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, by delivering the same in person to such party or to an officer or agent of such party as follows:

               (i) If mailed or delivered to the Company, to each of the following, using two separate mailings or deliveries:

                    DoveBid, Inc.
                    1241 East Hillsdale Blvd.
                    Foster City, CA 94404
                    Attn: Cory Ravid, Chief Financial Officer

                    DoveBid, Inc.

                    1241 East Hillsdale Blvd.
                    Foster City, CA 94404
                    Attn: Anthony Capobianco, General Counsel

               (ii) If mailed or delivered to the Payee, addressed to it at the following address:

                    Chalud Holding B.V.
                    Energieweg 4
                    4231 DJ Meerkerk
                    The Netherlands
               with a copy to:

                    Nysingh Dijkstra de Graff
                    Huis De Vries Robbe
                    Izaak Evertslaan 1
                    Postbus 9220
                    6800 KA Arnhem
                    The Netherlands
                    Attn:  Adrian H. Bos

or to such other address as any party hereto shall specify in writing to the other parties hereto pursuant to this Section 7.1 from time to time. Such notice shall be effective only upon actual receipt.

          7.2  Severability; Headings.  In case any provision of this Note shall
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be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, unless to do so would deprive the Noteholder or the Company of a substantial part of its bargain. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.

          7.3  Noteholder Representations and Status.  By accepting this Note,
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the Payee and any other Noteholder each acknowledges, represents and warrants that (i) this Note is being acquired for investment, solely for its own account and not as a nominee for any other person or entity, and that it will not offer, sell or otherwise dispose of this Note except as expressly permitted by this Note and under circumstances which will not result in a violation of the Securities Act and (ii) it is an "accredited investor" with the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

          7.4  Assignment.  Neither this Note nor any right or obligation
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hereunder may be assigned or delegated by Payee without the prior written consent of the Company, except to Frederik Abbink. Neither this Note nor any right or obligation hereunder may be assigned or delegated by the Company without the prior written consent of Payee, except pursuant to a merger in which the Company is a party, or pursuant to a sale or other transfer of substantially all of the assets of the Company provided that the acquiring corporation assumes the obligations of the Company under this Note. Any purported assignment in violation of this paragraph shall be void.

          7.5  Amendment; Waiver.  Any provision of this Note may be amended or
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modified only by a writing signed by both the Company and Noteholder. Compliance with any provision of this Note may be waived only by a writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          7.6  Governing Law.  This Note shall be construed and enforced in
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accordance with, and governed by, the internal laws of the State of California, excluding that body of law applicable to conflicts of laws.

          7.7  Dispute Resolution.  Any dispute or controversy arising under,
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out of, or in connection with this Note shall be resolved by binding arbitration conducted in San Mateo

County, California in accordance with the commercial arbitration rules of the American Arbitration Association from time to time in effect. Judgment upon the award rendered by the arbitrator may be entered in any court having competent jurisdiction. In any arbitration or court proceeding to enforce any arbitration award made pursuant to this Section, the prevailing party shall be entitled to recover from the other party its attorneys' reasonable fees and costs.

     IN WITNESS WHEREOF, each party has caused this Note to be executed as of the date first set forth above.

                              DOVEBID, INC.

                              By: /s/ Anthony Capobianco
                                 ---------------------------------------
                              Name:  Anthony Capobianco
                              Title: Vice President and General Counsel

Acknowledged and Agreed to
by Chalud Holding B.V.:


By: /s/ Frederik Abbink
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Name:  Frederik Abbink
Title: Director